FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of June 5, 2018 among Qorvo, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of December 5, 2017 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Lenders are willing to agree to such amendments as set forth herein.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT

1.    Amendments to Credit Agreement.
(a)    The definition of “Delayed Draw Availability Period” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Delayed Draw Availability Period” means, with respect to the Delayed Draw Commitments, the period from and including the Closing Date to the earliest of (a) January 3, 2019, (b) the Maturity Date, (c) the date of termination of the Delayed Draw Commitments pursuant to Section 2.06 and (d) the date of termination of the commitment of each Lender to make Loans pursuant to Section 9.02.

(b)    The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“First Amendment Effective Date” means June 5, 2018.

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower).

(c)    Section 2.06(b) of the Credit Agreement is hereby amended to read as follows:

(b)    Upon each Borrowing of the Delayed Draw Term Loan, the Aggregate Delayed Draw Commitments will be reduced by the amount of such Borrowing. The unfunded Aggregate Delayed Draw Commitments shall automatically terminate on January 3, 2019.

(d)    Section 2.07(c) of the Credit Agreement is hereby amended to read as follows:
(c)    Delayed Draw Term Loan. The Borrower shall repay the outstanding principal amount of the Delayed Draw Term Loan in quarterly installments on the last Business Day of each March, June, September and December (commencing with the first such date occurring after the last day of the Delayed Draw Availability Period in an amount equal to thereafter, 1.25% of the outstanding principal amount of the Delayed Draw Term Loan on the last day of the Delayed Draw Availability Period, with the remaining outstanding principal balance due and payable on the Maturity Date (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02.
(e)    A new Section 3.08 is hereby added to the Credit Agreement to read as follows:
3.08    Successor LIBOR.
Notwithstanding anything to the contrary in this Agreement or any other Loan Documents (including Section 11.01 hereof), if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:
(i)    adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)     the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or
(iii)    syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.
If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
(f)    Section 6.15 of the Credit Agreement is hereby amended by adding the following text at the end thereof:

As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

(g)    Section 7.02 of the Credit Agreement is hereby amended by removing the word “and” at the end of subsection (f), replacing the “.” at the end of subsection (g) with the words “; and” and adding the following subsection (h):

(h)    promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

(h)    The last paragraph of Section 11.01 of the Credit Agreement is hereby amended to read as follows:

Notwithstanding any provision herein to the contrary (x) the Administrative Agent and the Borrower may amend, modify or supplement this Agreement or any other Loan Document to cure or correct administrative errors or omissions, any ambiguity, omission, defect or inconsistency or to effect administrative changes, and such amendment shall become effective without any further consent of any other party to such Loan Document so long as (i) such amendment, modification or supplement does not adversely affect the rights of any Lender or other holder of Obligations in any material respect and (ii) the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment and (y) the Administrative Agent and the Borrower may make amendments contemplated by Section 3.08.

2.    Effectiveness; Conditions Precedent. This Agreement shall be effective upon:

(a)    Agreement. Receipt by the Administrative Agent of executed counterparts of this Agreement properly executed by each Loan Party and each Lender.

(b)    Opinions of Counsel. Receipt by the Administrative Agent of customary opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the date hereof.

(c)    Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)    copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, (or a certification that such Loan Party has not modified its Organization Documents since such documents were delivered to the Administrative Agent on the Closing Date and such Organization Documents remain in full force and effect) and certified by a secretary, assistant secretary or Responsible Officer of such Loan Party to be true and correct as of the date hereof;

(ii)    customary closing certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative

Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement; and

(iii)    certifications as of a recent date by the appropriate Governmental Authority evidencing that each Loan Party is duly organized or formed, validly existing and in good standing (if applicable) in its state of organization or formation.

(d)    KYC Information.

(i)    Upon the reasonable request of any Lender made at least ten days prior to the date hereof, receipt by such Lender of the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the date hereof.
(ii)    Upon the request of any Lender made at least five days prior to the date hereof, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent of a Beneficial Ownership Certification in relation to the Borrower.
(e)    Fees. Receipt by the Administrative Agent of any fees required to be paid on or before the date hereof.

(f)    Attorney Costs. The Borrower shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent), plus such additional amounts of such fees, charges and out-of-pocket disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings to the extent such incurred and estimated fees, charges and disbursements are invoiced to the Company prior to the date hereof (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

3.    Authority/Enforceability. Each Loan Party represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b)    This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement.
(d)    The execution and delivery of this Agreement does not (i) contravene the terms of its organizational documents or (ii) violate any law.
4.    Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article VI of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided that if any such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects on such respective dates) and (b) no event has occurred and is continuing which constitutes a Default.
5.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.

6.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
8.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
9.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	QORVO, INC.,
a Delaware corporation

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Corporate Vice President, General Counsel and Secretary

GUARANTORS:	AMALFI SEMICONDUCTOR INC.

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Vice President and Secretary

QORVO CALIFORNIA, INC.

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Vice President and Secretary

QORVO OREGON, INC.

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Vice President and Secretary

QORVO US, INC.

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Vice President and Secretary

RFMD, LLC

	By:	/s/ Jeffrey C. Howland
	Name:	Jeffrey C. Howland
	Title:	Manager

QORVO TEXAS, LLC

	By:	/s/ James Klein
	Name:	James Klein
	Title:	Manager

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Brenda Schriner
	Name:	Brenda Schriner
	Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Thomas M. Paulk
	Name:	Thomas M. Paulk
	Title:	Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David G. Dickinson, Jr.
Name:	David G. Dickinson, Jr.
Title:	Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

TD BANK, N.A.,
as a Lender

By:	/s/ Bernadette Collins
Name:	Bernadette Collins
Title:	Senior Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

MUFG Bank, Ltd.
as a Lender

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Krutesh Trivedi
Name:	Krutesh Trivedi
Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

BANK OF THE WEST,
as a Lender

By:	/s/ Rochelle Dineen
Name:	Rochelle Dineen
Title:	Director- Credit Products

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kelly Attayek
Name:	Kelly Attayek
Title:	Assistant Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.

CITIBANK, N.A.,
as a Lender

By:	/s/ Sean Klimchalk
Name:	Sean Klimchalk
Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT
QORVO, INC.